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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       December 9, 2004
                                                ------------------------------

                      ENGINEERED SUPPORT SYSTEMS, INC.
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


         MISSOURI                   0-13880                  43-1313242
(State of Incorporation)      (Commission File No.)        (IRS Employer
                                                         Identification No.)


201 Evans Lane, St. Louis, Missouri                            63121
(Address of principal executive officer)                     (Zip Code)


Registrant's telephone number including area code: (314) 553-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item  1.01        Entry into a Material Definitive Agreement.

                  On December 9, 2004 Engineered Support Systems, Inc. (the Company) announced that it had entered into a binding, definitive agreement to purchase the membership interests of Spacelink International, LLC (Spacelink), a Dulles, Virginia-based firm involved in the design, integration, operation and maintenance of deployed satellite and wireless networks for the U.S. Department of Defense
                  (DoD), the U.S. intelligence community and other forward deployed federal agencies and multinational organizations worldwide. The pending transaction is subject to regulatory and other approvals and the satisfaction of customary closing conditions. The Company expects to complete the transaction within the next sixty days.

Item  9.01        Financial Statements and Exhibits.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number                  Description
                  --------------                  -----------

                        99 Press Release dated December 9, 2004, issued by Engineered Support Systems, Inc.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ENGINEERED SUPPORT SYSTEMS, INC.


Date: December 9, 2004        BY: /s/ Gary C. Gerhardt
      ----------------           ----------------------------------------------
                                      Gary C. Gerhardt
                                      Vice Chairman and Chief Financial Officer



                                EXHIBIT INDEX



            Exhibit Number                  Description
            --------------                  -----------

                  99 Press Release dated December 9, 2004, issued by Engineered Support Systems, Inc.